UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23621

Name of Fund:	BlackRock 2037 Municipal Target Term Trust (BMN)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock 2037
Municipal Target Term Trust, 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2022

Date of reporting period: 12/31/2022

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

DECEMBER 31, 2022

2022 Annual Report

BlackRock 2037 Municipal Target Term Trust (BMN)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Significant economic headwinds emerged during the 12-month reporting period ended December 31, 2022, as investors navigated changing economic conditions and volatile markets. The U.S. economy shrank in the first half of 2022 before returning to modest growth in the third quarter, marking a shift to a more challenging post-reopening economic environment. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high before beginning to moderate. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly during the first half of the reporting period. Both large- and small-capitalization U.S. stocks fell, although equities began to recover in the second half of the year as inflation eased and economic growth resumed. Emerging market stocks and international equities from developed markets declined overall, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield rose notably during the reporting period, driving its price down, as investors reacted to fluctuating inflation data and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and heightened uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates seven times. Furthermore, the Fed wound down its bond-buying programs and is accelerating the reduction of its balance sheet. While the Fed suggested that additional rate hikes were likely, it also gave indications that the pace of increases would slow if inflation continued to subside.

The pandemic’s restructuring of the economy brought an ongoing mismatch between supply and demand, contributing to the current inflationary regime. While growth slowed in 2022, we believe that taming inflation requires a more dramatic economic decline to bring demand back to a level more in line with the economy’s capacity. The Fed has been raising interest rates at the fastest pace in decades, and seems set to overtighten in its effort to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near-term is high, but this prospect has not yet been fully priced in by markets. Investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Rising input costs and a deteriorating economic backdrop are likely to challenge corporate earnings, so we are underweight equities overall in the near term. However, we see better opportunities in credit, where valuations are attractive and higher yields provide income opportunities. We believe that global investment-grade corporates, global inflation-linked bonds, and U.S. mortgage-backed securities offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	2.31%	(18.11)%

U.S. small cap equities (Russell 2000® Index)	3.91	(20.44)

International equities (MSCI Europe, Australasia, Far East Index)	6.36	(14.45)

Emerging market equities (MSCI Emerging Markets Index)	(2.99)	(20.09)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	1.32	1.47

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(5.58)	(16.28)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(2.97)	(13.01)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	0.50	(8.53)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	3.50	(11.18)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Municipal Market Overview  For the Reporting Period Ended December 31, 2022

Municipal Market Conditions

Municipal bonds posted negative total returns during the period alongside rising interest rates spurred by surging inflation and aggressive U.S. Federal Reserve policy tightening. The market experienced a drawdown on par with some of the worst on record as the U.S. central bank delivered 425bps of rate hikes at the fastest pace in history. However, growing expectations for a pause in policy tightening later in the period offered a reprieve. Strong credit fundamentals, bolstered by robust revenue growth and elevated fund balances, drove positive excess returns versus comparable U.S. Treasuries. Shorter-duration (i.e., less sensitive to interest rates) and higher-rated bonds outperformed.

During the 12 months ended December 31, 2022, municipal bond funds experienced net outflows totaling $145 billion (based on data from the Investment Company Institute), marking the largest outflow cycle on record. As a result, elevated bid-wanted activity weighed on the market as investors raised cash to meet redemptions. At the same time, the market absorbed $351 billion in issuance, below the $452 billion issued during the prior 12-months. New issue oversubscriptions waned as sentiment turned less constructive.

Bloomberg Municipal Bond Index Total Returns as of December 31, 2022 6 months: 0.50% 12 months: (8.53)%

A Closer Look at Yields

AAA Municipal Yield Curves

From December 31, 2021, to December 31, 2022, yields on AAA-rated 30-year municipal bonds increased by 209 basis points (“bps”) from 1.49% to 3.58%, while ten-year rates increased by 160 bps from 1.03% to 2.63% and five-year rates increased by 193 bps from 0.59% to 2.52% (as measured by Thomson Municipal Market Data). As a result, the municipal yield curve flattened over the 12-month period with the spread between two- and 30-year maturities flattening by 27 bps. However, the curve remained relatively steep compared to the deeply inverted U.S. Treasury curve, which flattened by 163 bps.

Source: Thomson Municipal Market Data.

The selloff experienced in early 2022 helped restore value to the asset class before outperformance in the latter half of the year stretched valuations across the curve. Municipal-to-Treasury ratios now sit below their 5-year averages, most notably in the front end of the curve.

Financial Conditions of Municipal Issuers

Buoyed by successive federal aid injections, vaccine distribution, and the re-opening of the economy, states and many local governments experienced revenue growth above forecasts in 2021 and 2022. While revenue collections, particularly sales and personal income tax receipts, continue to be robust in an environment of higher inflation, growth may subside as inflation declines or the economy slows. In the meantime, prevailing higher wages, energy costs, and interest rates in the post-Covid recovery will pressure state and local government costs. However, overall credit fundamentals are expected to remain sturdy. At this point, tax receipts could come under pressure although states with significant oil and gas production would benefit should prices remain elevated or rise. While municipal utilities typically benefit from autonomous rate-setting that allows them to adjust for rising fuel costs, rising commodity prices over a prolonged period could test affordability and the political will to raise rates to balance operations. State housing authority bonds, flagship universities, and strong national and regional health systems may also be pressured but are better poised to absorb the impact of the economic shock. Critical providers (safety net hospitals, mass transit systems, airports) with limited resources may still experience fiscal strain from the economic fallout from rising inflation, but aid and the re-opening of the economy will continue to support operating results through 2023. Work-from-home policies remain headwinds for mass transit farebox revenue and commercial real estate values. BlackRock anticipates that a small subset of the market, mainly non-rated stand-alone projects, will remain susceptible to credit deterioration.

The opinions expressed are those of BlackRock as of December 31, 2022 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The Bloomberg Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

The Benefits and Risks of Leveraging

The Trust may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trust’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume the Trust’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Trust’s financing cost of leverage is significantly lower than the income earned on the Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trust’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trust had not used leverage. Furthermore, the value of the Trust’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of the Trust’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trust’s NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Trust’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of the Trust’s shares than if the Trust were not leveraged. In addition, the Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit the Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. The Trust incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of the Trust’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trust’s investment adviser will be higher than if the Trust did not use leverage.

The Trust may utilize leverage through TOB Trusts as described in the Notes to Financial Statements, if applicable.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Trust is permitted to issue debt up to 33 1/3% of its total managed assets. The Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act.

T H E B E N E F I T S A N D R I S K S O F L E V E R A G I N G	5

Trust Summary as of December 31, 2022	BlackRock 2037 Municipal Target Term Trust (BMN)

Investment Objective

BlackRock 2037 Municipal Target Term Trust’s (BMN) (the “Trust”) investment objectives are to provide current income that is exempt from regular federal income tax (but which may be subject to the federal alternative minimum tax in certain circumstances) and to return $25.00 per common share (the initial public offering price per common share) to holders of common shares on or about September 30, 2037. Under normal market conditions, the Trust invests at least 80% of its Managed Assets in municipal securities. The Trust invests primarily in investment grade quality securities or securities that are unrated but judged to be of comparable quality by the investment adviser.

There is no assurance that the Trust will achieve its investment objectives, including its investment objective of returning $25.00 per share.

Trust Information

Symbol on New York Stock Exchange	BMN
Initial Offering Date	October 28, 2022
Termination Date	September 30, 2037

Market Price and Net Asset Value Per Share Summary

	12/31/22	10/28/22	(a)	Change	High	Low

Closing Market Price	$24.44	$25.00		(2.24)%	$25.55	$24.40
Net Asset Value	25.42	25.00		1.68	25.60	25.00

(a)	Commencement of operations.

Overview of the Trust’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	12/31/22

Transportation	25.1%
Health	20.8
Housing	14.3
County/City/Special District/School District	14.1
Education	9.0
Utilities	7.9
State	5.9
Corporate	2.9

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2023	6.9%
2024	12.0
2025	10.5
2026	4.7
2027	8.8

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	12/31/22

AAA/Aaa	5.7%
AA/Aa	37.9
A	21.6
BBB/Baa	19.2
BB/Ba	3.2
B	1.1
N/R(e)	11.3

(a)	Excludes short-term securities.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of December 31, 2022, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1.9% of the Trust’s total investments.

6	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments December 31, 2022	BlackRock 2037 Municipal Target Term Trust (BMN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Arizona — 1.3%
Salt Verde Financial Corp., RB, 5.00%, 12/01/37	$2,000	$2,042,170

California — 1.6%
California Statewide Communities Development Authority, SAB, Series A, RB, 5.00%, 12/01/41(a)	2,500	2,426,765

Colorado — 6.2%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series D, AMT, 5.00%, 11/15/42	4,000	4,137,816
Colorado Health Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/39	750	676,180
E-470 Public Highway Authority, Refunding RB, Series A, 5.00%, 09/01/40	3,800	3,840,987
Eagle County Airport Terminal Corp., RB, Series B, AMT, 5.00%, 05/01/41	1,000	1,018,814

		9,673,797

District of Columbia — 0.7%
District of Columbia, RB, Class A, AMT, 5.50%, 02/28/37	1,000	1,068,643

Illinois — 11.0%
Chicago Board of Education, GO, Series C, 5.25%, 12/01/39	2,650	2,655,509
Chicago Midway International Airport, Refunding ARB, Series A, AMT, 2nd Lien, 5.00%, 01/01/34	1,500	1,505,402
City of Chicago Illinois Waterworks Revenue, Refunding RB, 2nd Lien, 5.00%, 11/01/42	2,000	2,000,094
City of Chicago Illinois, Refunding GO, Series A, 5.50%, 01/01/41	1,855	1,930,550
Illinois Finance Authority, Refunding RB, 4.00%, 08/15/41	1,170	1,115,175
Illinois Housing Development Authority, RB, Series G, (FHLMC, FNMA, GNMA), 4.85%, 10/01/42	5,000	5,074,800
Metropolitan Pier & Exposition Authority, RB, Series A, (NPFGC), 0.00%, 06/15/37(b)	2,000	1,013,260
State of Illinois, GO, 5.00%, 02/01/39	1,850	1,850,472

		17,145,262

Kansas — 0.2%
City of Manhattan Kansas, Refunding RB, Series A, 4.00%, 06/01/26	315	304,476

Louisiana — 0.6%
Louisiana Housing Corp., RB, Series B, (FHLMC, FNMA, GNMA), 4.60%, 12/01/42	1,000	1,003,395

Maryland — 3.6%
Maryland Community Development Administration, RB, (FHLMC, FNMA, GNMA), 4.95%, 09/01/42	4,000	4,114,476
Maryland Economic Development Corp., RB, AMT, 5.00%, 12/31/40	1,500	1,543,974

		5,658,450

Massachusetts — 0.6%
Massachusetts Development Finance Agency, RB, 5.00%, 07/01/42	1,000	997,802

Michigan — 8.0%
Michigan Finance Authority, Refunding RB
5.00%, 11/15/41	1,000	1,022,255
5.00%, 12/01/42	4,865	5,007,165

Security	Par (000)	Value

Michigan (continued)
Michigan State Housing Development Authority, RB
Series D, 5.10%, 12/01/37	$2,250	$2,359,429
Series D, 5.20%, 12/01/40	2,750	2,882,352
Wayne County Airport Authority, RB, Series D, 5.00%, 12/01/40	1,230	1,262,388

		12,533,589

Minnesota — 1.0%
Minnesota Housing Finance Agency, RB, S/F Housing, Series N, (FHLMC, FNMA, GNMA), 5.10%, 07/01/42	1,500	1,556,535

Mississippi(c) — 2.9%
County of Jackson Mississippi, Refunding RB, 3.55%, 06/01/23	4,000	4,000,000
Mississippi Business Finance Corp., RB, AMT, 7.75%, 07/15/47	500	504,860

		4,504,860

Nevada(a) — 0.6%
City of North Las Vegas Nevada, GO, BAB
5.50%, 06/01/37	500	497,015
5.75%, 06/01/42	500	498,184

		995,199

New Jersey — 8.8%
New Jersey Economic Development Authority, RB, Series A, 5.00%, 06/15/42	1,500	1,532,663
New Jersey Transportation Trust Fund Authority, RB, 5.00%, 06/15/42	2,700	2,806,466
South Jersey Port Corp. Refunding RB, Series S, 5.00%, 01/01/39	1,350	1,372,078
South Jersey Transportation Authority, Refunding RB, Series A, 5.00%, 11/01/39	3,000	2,954,331
Triborough Bridge & Tunnel Authority Refunding RB, 3.50%, 01/01/32(c)	5,000	5,000,000

		13,665,538

New York — 14.5%
Build NYC Resource Corp., RB, 5.00%, 06/01/32(a)	400	402,401
City of New York GO, 3.49%, 09/01/49(c)	5,000	5,000,000
Metropolitan Transportation Authority, RB, Series B, 5.25%, 11/15/37	1,000	1,006,566
Metropolitan Transportation Authority, Refunding RB
Series B, 5.00%, 11/15/40	1,000	1,002,897
Series C, 5.00%, 11/15/42	500	501,862
Monroe County Industrial Development Corp., RB, Series A, 5.00%, 12/01/37	1,670	1,670,242
New York City Housing Development Corp., RB, M/F Housing, 4.60%, 11/01/42	1,500	1,501,954
New York City Municipal Water Finance Authority, Refunding RB, Refunding RB, VRDN, 3.85%, 01/04/23(c)	5,000	5,000,000
New York Convention Center Development Corp., Refunding RB, 5.00%, 11/15/40	2,500	2,521,520
New York Transportation Development Corp., ARB, AMT, 5.00%, 01/01/36	1,500	1,495,749
New York Transportation Development Corp., RB, AMT, 5.00%, 10/01/40	1,500	1,442,936
Onondaga Civic Development Corp., RB, 5.00%, 07/01/40	1,075	1,082,221

		22,628,348

S C H E D U L E O F I N V E S T M E N T S	7

Schedule of Investments (continued) December 31, 2022	BlackRock 2037 Municipal Target Term Trust (BMN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

North Carolina — 1.0%
North Carolina Medical Care Commission, Refunding RB, 5.00%, 10/01/30	$500	$496,993
North Carolina Turnpike Authority, Refunding RB, Series A, 5.00%, 07/01/42	995	1,002,427

		1,499,420

Ohio — 3.1%
County of Franklin Ohio, RB, 5.00%, 05/15/40	3,140	3,221,213
State of Ohio, RB, AMT, 5.00%, 12/31/39	1,680	1,692,059

		4,913,272

Oklahoma — 0.6%
Tulsa County Industrial Authority, Refunding RB, 5.25%, 11/15/37	1,000	1,000,150

Oregon — 1.2%
Port of Portland Oregon Airport Revenue, ARB, Series 24B, AMT, 5.00%, 07/01/42	1,835	1,862,048

Pennsylvania — 11.3%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, 5.00%, 05/01/42	2,580	2,540,167
General Authority of Southcentral Pennsylvania, Refunding RB, 5.00%, 06/01/39	5,000	5,228,100
Montgomery County Industrial Development Authority, Refunding RB, 5.00%, 11/15/36	350	351,014
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT, 5.50%, 06/30/43	5,000	5,171,270
Pennsylvania Higher Educational Facilities Authority, Refunding RB, 5.00%, 05/01/41	1,500	1,557,713
Pennsylvania Turnpike Commission, RB, Sub-Series B-1, 5.00%, 06/01/42	1,500	1,543,373
Philadelphia Gas Works Co., Refunding RB, 5.00%, 08/01/42	1,170	1,204,979

		17,596,616

Puerto Rico — 5.8%
Commonwealth of Puerto Rico, GO, Series A1, Restructured, 5.75%, 07/01/31	3,447	3,552,065
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB
Series A, 5.00%, 07/01/29(a)	1,785	1,765,847
Series B, 0.00%, 07/01/32(b)	1,500	889,578
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-2, Convertiable, Restructured, 4.33%, 07/01/40 .	1,500	1,331,791
Series A-1, RB, 4.55%, 07/01/40	1,750	1,592,187

		9,131,468

South Carolina — 1.1%
South Carolina Public Service Authority, Refunding RB, Series E, 5.50%, 12/01/42	1,500	1,632,828

Tennessee — 2.3%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, 5.00%, 10/01/41	1,000	961,325
Tennergy Corp., RB, Series A, 5.50%, 10/01/53(c)	1,500	1,580,715
Tennessee Energy Acquisition Corp., RB, Series A, 5.00%, 05/01/52(c)	925	973,479

		3,515,519

Security	Par (000)	Value

Texas — 5.9%
Central Texas Turnpike System, RB, Series C, 5.00%, 08/15/42	$1,500	$1,523,005
City of Austin Texas Electric Utility Revenue, Refunding RB, 5.00%, 11/15/40	1,600	1,601,693
Harris County Cultural Education Facilities Finance Corp., Refunding RB, 5.00%, 01/01/27	895	887,482
San Antonio Water System, Refunding RB, Series A, Junior Lien, 4.00%, 05/15/40	810	813,422
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB
5.00%, 11/15/40	1,500	1,418,429
Series A-1, 5.00%, 10/01/44	3,020	2,945,451

		9,189,482

Vermont — 0.8%
Vermont Economic Development Authority, RB, AMT, 4.63%, 04/01/36(a)(c)	1,300	1,265,425

Washington — 1.6%
University of Washington, Refunding RB, Series C, 4.00%, 12/01/40	2,500	2,443,042
Washington State Housing Finance Commission, Refunding RB, 5.00%, 07/01/33	105	105,328

		2,548,370

Wisconsin — 4.1%
Public Finance Authority, Refunding RB, Series B, AMT, 5.00%, 07/01/42	1,500	1,467,292
University of Wisconsin Hospitals & Clinics, Refunding RB, Series B, 3.60%, 04/01/48(c)	5,000	5,000,000

		6,467,292

Total Long-Term Investments — 100.4% (Cost: $154,913,872)		156,826,719

	Shares

Short-Term Securities

Money Market Funds — 0.0%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 3.09%(d)(e)	95,796	95,787

Total Short-Term Securities — 0.0% (Cost: $95,787)		95,787

Total Investments — 100.4% (Cost: $155,009,659)		156,922,506

Liabilities in Excess of Other Assets — (0.4)%		(675,901)

Net Assets — 100.0%		$156,246,605

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Zero-coupon bond.
(c)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(d)	Affiliate of the Trust.
(e)	Annualized 7-day yield as of period end.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

8	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock 2037 Municipal Target Term Trust (BMN)

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the period ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/28/22	(a)	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/22	Shares Held at 12/31/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, MuniCash, Institutional Class	$—		$83,861	(b)	$—	$11,926	$—	$95,787	95,796	$180,901	$—

(a)	Commencement of operations.
(b)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$156,826,719	$—	$156,826,719
Short-Term Securities
Money Market Funds	95,787	—	—	95,787

	$95,787	$156,826,719	$—	$156,922,506

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	9

Statement of Assets and Liabilities

December 31, 2022

BMN

ASSETS
Investments, at value — unaffiliated(a)	$156,826,719
Investments, at value — affiliated(b)	95,787
Receivables:
Dividends — affiliated	53,602
Interest — unaffiliated	1,335,318

Total assets	158,311,426

LIABILITIES
Payables:
Investments purchased	1,938,594
Accounting services fees	4,413
Custodian fees	934
Investment advisory fees	67,212
Trustees’ and Officer’s fees	618
Other accrued expenses	3,756
Professional fees	46,746
Transfer agent fees	2,548

Total liabilities	2,064,821

NET ASSETS	$156,246,605

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(c)(d)(e)	$153,691,325
Accumulated earnings	2,555,280

NET ASSETS	$156,246,605

Net asset value	$25.42

(a) Investments, at cost — unaffiliated	$154,913,872
(b) Investments, at cost — affiliated	$95,787
(c) Shares outstanding	6,147,653
(d) Shares authorized	Unlimited
(e) Par value	$0.001

See notes to financial statements.

10	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations

Period Ended December 31, 2022

BMN(a)

INVESTMENT INCOME
Dividends — affiliated	$180,901
Interest — unaffiliated	634,676

Total investment income	815,577

EXPENSES
Investment advisory	133,205
Professional	46,746
Accounting services	4,413
Trustees and Officer	2,750
Transfer agent	2,548
Printing and postage	1,726
Custodian	934
Miscellaneous	2,124

Total expenses	194,446
Less:
Fees waived and/or reimbursed by the Manager	(9,376)

Total expenses after fees waived and/or reimbursed	185,070

Net investment income	630,507

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain from:
Investments — affiliated	11,926
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	1,912,847

Net realized and unrealized gain	1,924,773

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,555,280

(a)	For the period from October 28, 2022 (commencement of operations) to December 31, 2022.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	11

Statement of Changes in Net Assets

	BMN

	Period from 10/28/22 to 12/31/22	(a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$630,507
Net realized gain	11,926
Net change in unrealized appreciation (depreciation)	1,912,847

Net increase in net assets resulting from operations	2,555,280

CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of shares	153,691,325

NET ASSETS
Total increase in net assets	156,246,605
Beginning of period	—

End of period	$156,246,605

(a)	Commencement of operations.

See notes to financial statements.

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Financial Highlights

(For a share outstanding throughout each period)

	BMN
	Period from
	10/28/22	(a)
	to 12/31/22

Net asset value, beginning of period	$25.00

Net investment income(b)	0.11
Net realized and unrealized gain	0.31

Net increase from investment operations	0.42

Net asset value, end of period	$25.42

Market price, end of period	$24.44

Total Return(c)
Based on net asset value	1.68	%(d)

Based on market price	(2.24	)%(d)

Ratios to Average Net Assets(e)
Total expenses	0.65	%(f)(g)

Total expenses after fees waived and/or reimbursed	0.61	%(f)(g)

Net investment income	2.60	%(g)

Supplemental Data
Net assets, end of period (000)	$156,247

Portfolio turnover rate		38%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)

Audit and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 0.80% and 0.76%.

(g)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	13

Notes to Financial Statements

1.	ORGANIZATION

BlackRock 2037 Municipal Target Term Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is registered as a non-diversified, closed-end management investment company. The Trust is organized as a Maryland statutory trust. The Trust determines and makes available for publication the net asset value (“NAV”) of its Common Shares on a daily basis.

Prior to commencement of operations on October 28, 2022, the Trust had no operations other than those relating to organizational matters and the sale of 4,000 Common Shares on August 1, 2022 to BlackRock Financial Management, Inc., an affiliate of the Trust, for $100,000. Investment operations for the Trust commenced on October 28, 2022.

The Trust, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Collateralization: If required by an exchange or counterparty agreement, the Trust may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board of Trustees of the Trust (the “Board”), the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Trust until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the BlackRock Fixed-Income Complex and reflected as Trustees and Officer expense on the Statement of Operations. The Trustees and Officer expense may be negative as a result of a decrease in value of the deferred accounts.

Organization and Offering Costs: Organization costs associated with the establishment of the Trust and offering expenses of the Trust with respect to the issuance of shares in the amount of $83,000 and $682,675, respectively, were paid by the Manager. The Trust is not obligated to repay any such organizational costs or offering expenses paid by the Manager.

Indemnifications: In the normal course of business, the Trust enters into contracts that contain a variety of representations that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to the Trust are charged to the Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Trust’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Trust is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of the Trust’s Manager as the valuation designee for the Trust. The Trust determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

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Notes to Financial Statements  (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Trust’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset- backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust entered into an Investment Advisory Agreement with the Manager, the Trust’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Trust.

For such services, the Trust pays the Manager a monthly fee at an annual rate equal to 0.55% of the average daily value of the Trust’s managed assets.

For purposes of calculating this fee, “managed assets” are determined as total assets of the Trust (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).

Expense Waivers: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Trust. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the period ended December 31, 2022, the amount waived was $9,376.

N O T E S T O F I N A N C I A L S T A T E M E N T S	15

Notes to Financial Statements  (continued)

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of the Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trust’s Independent Trustees. For the period ended December 31, 2022, there were no fees waived by the Manager pursuant to this arrangement.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Trust reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

6.	PURCHASES AND SALES

For the period ended December 31, 2022, purchases and sales of investments, excluding short-term securities, were $180,904,583 and $30,000,000, respectively.

7.	INCOME TAX INFORMATION

It is the Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Trust’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trust as of December 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trust’s financial statements.

As of December 31, 2022, the tax components of accumulated earnings (loss) were as follows:

Trust Name	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Net Unrealized Gains (Losses)(a)	Total

BMN	$626,493	$13,333	$1,915,454	$2,555,280

(a)

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and amortization methods for premiums and discounts on fixed income securities.

As of December 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Trust Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

BMN	$155,007,052	$2,513,508	$(598,054)	$1,915,454

8.	PRINCIPAL RISKS

In the normal course of business, the Trust invests in securities or other instruments and may enter into certain transactions, and such activities subject the Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Trust and its investments.

The Trust may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trust reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of the Trust.

The Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Trust may not be able to readily dispose of such investments at prices that approximate those at which the Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Trust’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Market Risk: The Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Trust to reinvest in lower yielding securities. The Trust may also be exposed to reinvestment risk, which is the risk that income from the Trust’s portfolio will decline if the Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Trust portfolio’s current earnings rate.

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Notes to Financial Statements  (continued)

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Investment Objective Risk: There is no assurance that BMN will achieve its investment objectives, including its investment objective of returning $25.00 per share. As BMN approaches its scheduled termination date, it is expected that the maturity of BMN’s portfolio securities will shorten, which is likely to reduce BMN’s income and distributions to shareholders.

Counterparty Credit Risk: The Trust may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Trust manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trust to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trust’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Trust.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Trust’s portfolio are disclosed in its Schedule of Investments.

The Trust invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Trust may be subject to a greater risk of rising interest rates due to the recent period of historically low interest rates. The Federal Reserve has recently begun to raise the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Trust’s performance.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Trust may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Trust is uncertain.

9.	CAPITAL SHARE TRANSACTIONS

The Trust is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

For the period October 28, 2022 to December 31, 2022, shares issued and outstanding increased by 5,380,000 from the initial public offering and 763,653 from the underwriters’ exercising the over-allotment option.

As of December 31, 2022, BlackRock Financial Management, Inc., an affiliate of the Trust, owned 4,000 shares of BMN.

10.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trust’s financial statements was completed through the date the financial statements were issued and the following items were noted:

The Trust declared and paid or will pay distributions to Common Shareholders as follows:

Trust Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share

BMN	01/03/23	01/13/23	02/01/23	$0.093750
	02/01/23	02/15/23	03/01/23	0.093750

N O T E S T O F I N A N C I A L S T A T E M E N T S	17

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of BlackRock 2037 Municipal Target Term Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock 2037 Municipal Target Term Trust (the “Fund”), including the schedule of investments, as of December 31, 2022, the related statements of operations and changes in net assets, and the financial highlights for the period from October 28, 2022 (commencement of operations) through December 31, 2022, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations, the changes in its net assets, and the financial highlights for the period from October 28, 2022 (commencement of operations) through December 31, 2022, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2023

We have served as the auditor of one or more BlackRock investment companies since 1992.

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Important Tax Information  (unaudited)

The following amount, or maximum amount allowable by law, is hereby designated as tax-exempt interest dividends for the fiscal year ended December 31, 2022:

Trust Name	Exempt-Interest Dividends

BMN	$626,493

I M P O R T A N T T A X I N F O R M A T I O N	19

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock 2037 Municipal Target Term Trust (the “Fund”) met on May 20, 2022 (the “Meeting”) to consider the approval of the proposed investment advisory agreement (the “Agreement”) between the Fund and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Fund’s investment advisor.

The Approval Process

Pursuant to the Investment Company Act of 1940 (the “1940 Act”), the Board is required to consider the initial approval of the Agreement. The Board members who are not “interested persons” of the Fund, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). In connection with this process, the Board assessed, among other things, the nature, extent and quality of the services to be provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services.

At the Meeting, the Board reviewed materials relating to its consideration of the Agreement. The Board considered all factors it believed relevant with respect to the Fund, including, among other factors: (a) the nature, extent and quality of the services to be provided by BlackRock; (b) the investment performance of BlackRock portfolio management; (c) the advisory fee and the estimated cost of the services to be provided and estimated profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the sharing of potential economies of scale; (e) potential fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (f) other factors deemed relevant by the Board Members.

In considering approval of the Agreement, the Board met with the relevant investment advisory personnel from BlackRock and considered all information it deemed reasonably necessary to evaluate the terms of the Agreement. The Board received materials in advance of the Meeting relating to its consideration of the Agreement, including, among other things, (a) fees and estimated expense ratios of the Fund in comparison to the fees and expense ratios of a peer group of funds as determined by Broadridge Financial Solutions, Inc. (“Broadridge”) and other metrics, as applicable; (b) information on the composition of the peer group of funds and a description of Broadridge’s methodology; (c) information regarding BlackRock’s economic outlook for the Fund and its general investment outlook for the markets; (d) information regarding fees paid to service providers that are affiliates of BlackRock; and (e) information outlining the legal duties of the Board under the 1940 Act with respect to the consideration and approval of the Agreement. The Board also noted information received at prior Board meetings concerning compliance records and regulatory matters relating to BlackRock.

The Board also considered other matters it deemed important to the approval process, such as other payments to be made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services to be Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services to be provided by BlackRock, including the investment advisory services to be provided to the Fund. The Board received information concerning the investment philosophy and investment process to be used by BlackRock in managing the Fund, as well as a description of the capabilities, personnel and services of BlackRock. In connection with this review, the Board considered BlackRock’s in-house research capabilities as well as other resources available to its personnel. The Board considered the scope of the services to be provided by BlackRock to the Fund under the Agreement, noting that the standard of care applicable under the Agreement was comparable to that found generally in investment company advisory agreements.

The Board, including the Independent Board Members, also considered the quality of the administrative and other non-investment advisory services to be provided by BlackRock and its affiliates to the Fund. The Board evaluated the procedures of BlackRock designed to fulfill its fiduciary duty to the Fund with respect to possible conflicts of interest, including BlackRock’s code of ethics (regulating the personal trading of BlackRock’s officers and employees), the procedures by which BlackRock allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of BlackRock in these matters. BlackRock also noted information received at prior meetings of the boards of directors/trustees of other funds in the BlackRock Fixed-Income Complex concerning the standards of BlackRock and its affiliates with respect to the execution of portfolio transactions.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; BlackRock’s research capabilities; the history of investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board considered BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives. The Board also considered the business reputation of BlackRock and its financial resources and concluded that BlackRock would be able to meet any reasonably foreseeable obligation under the Agreement.

In addition to investment advisory services, the Board, including the Independent Board Members, considered the nature and quality of the administrative and other non-investment advisory services to be provided by BlackRock and its affiliates to the Fund. The Board noted that BlackRock and its affiliates will provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, the Board noted that BlackRock and its affiliates will provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of third-party service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues; and (ix) performing or managing administrative

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Disclosure of Investment Advisory Agreement  (continued)

functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock

In their capacity as members of the boards of directors or trustees of certain other BlackRock-advised funds, the Board, including the Independent Board Members, previously received and considered information about BlackRock’s investment performance for other funds. The Board, however, could not consider the performance history of the Fund because the Fund was not yet organized and had not yet commenced operations as of the date of the Meeting.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services to be Provided and Estimated Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund

In connection with the initial approval of the Agreement, the Board, including the Independent Board Members, reviewed the Fund’s proposed contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. In addition, the Board, including the Independent Board Members, considered the Fund’s estimated total net expense ratio, as well as the actual management fee rate as a percentage of total assets, to those of other funds in its Broadridge category. The estimated total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The estimated total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional separate accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board noted that it had previously received and reviewed statements relating to BlackRock’s financial condition in connection with their duties as trustees or directors of other funds in the BlackRock family of closed-end funds. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile and the Fund’s estimated actual management fee rate and estimated total expenses would rank in the first and third quartiles, respectively, relative to the Fund’s peers. The Board also noted BlackRock’s statement that the Fund is differentiated from the Broadridge-selected peers in terms of its structure as a target term trust and its intended higher exposure to high yield municipal securities.

Following consideration of this information, the Board, including the Independent Board Members, concluded that the fee to be paid pursuant to the Agreement was fair and reasonable in light of the services to be provided.

As the Fund has not commenced operations as of the date of the Meeting, BlackRock was not able to provide the Board with specific information concerning the expected profits to be realized by BlackRock and its affiliates from their relationships with the Fund. BlackRock, however, will provide the Board with such information at future meetings.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase. The Board also considered the extent to which the Fund may benefit from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale.

The Board noted BlackRock’s observation that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering and that closed-end funds are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other potential ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices for BlackRock closed-end funds throughout the year.

The Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	21

Disclosure of Investment Advisory Agreement  (continued)

advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

The Board, including all of the Independent Board Members, concluded that these potential ancillary benefits that BlackRock and its affiliates could receive with regard to providing investment advisory and other services to the Fund were consistent with those generally available to other fund sponsors.

Conclusion

The Board, including all the Independent Board Members, approved the Agreement between BlackRock and the Fund, for a two-year term beginning on the effective date of the Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

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Investment Objectives, Policies and Risks

Recent Changes

The following information is a summary of certain changes since October 26, 2022 (the effective date of the registration statement relating to the Trust’s initial public offering). This information may not reflect all of the changes that have occurred since you purchased the Trust.

During the Trust’s most recent fiscal year, there were no material changes in the Trust’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Trust.

Investment Objectives and Policies

The Trust’s investment objectives are to provide current income that is exempt from federal income tax (but which may be subject to the federal alternative minimum tax in certain circumstances) and to return $25.00 per common share (the initial public offering price per common share) to holders of common shares on or about September 30, 2037. There can be no assurance that the Trust’s investment objectives, including to return $25.00 per common share to the holders of common shares on or about September 30, 2037, will be achieved or that the Trust’s investment program will be successful. The Trust’s investment objectives may be changed by the Trust’s Board of Trustees (the “Board”) without prior shareholder approval.

Under normal market conditions, the Trust will invest at least 80% of its Managed Assets in municipal securities. The Trust invests primarily in investment grade quality securities, which are securities that are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody’s Investor’s Service Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings, Inc. (“Fitch”)) or securities that are unrated but judged to be of comparable quality by BlackRock Advisors, LLC (the “Manager”). Split rated municipal securities (securities that receive different ratings from two or more rating agencies) will be considered to have the higher credit rating. Municipal securities rated Baa by Moody’s are investment grade, but Moody’s considers municipal securities rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of municipal securities that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for issuers of higher grade municipal securities. In the case of short term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of municipal securities with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular municipal securities are entitled and the creditworthiness of the financial institution that provided such credit enhancement.

The Trust may invest up to 35% of its Managed Assets in municipal securities that are rated, at the time of investment, below investment grade quality (rated Ba/BB or below by Moody’s, S&P or Fitch) or securities that are unrated but judged to be of comparable quality by the Manager. However, under no circumstances will the Trust invest more than 25% of its Managed Assets in any securities, including municipal securities or any other securities, rated Caa/CCC or below by Moody’s, S&P or Fitch (or, if unrated, determined to be of a comparable credit quality by the Manager). Securities of below investment grade quality, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories.

The Trust may invest 25% or more of its Managed Assets in municipal securities of issuers in the same state (or U.S. Territory) or in the same economic sector.

The foregoing credit quality policies apply only at the time a security is purchased, and the Trust is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Trust disposes of a portfolio security subsequent to its being downgraded, the Trust may experience a greater risk of loss than if such security had been sold prior to such downgrade.

The Trust may also invest up to 10% of its total assets in securities of other investment companies, including open- or closed-end investment companies that invest primarily in municipal securities of the types in which the Trust may invest directly and in tax-exempt preferred shares that pay dividends exempt from regular federal income tax. Additionally, the Trust may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Trust’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares. The Trust may purchase insured municipal securities and may purchase insurance for municipal securities in its portfolio.

The Trust may invest without limit in certain tax-exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Trust to the federal alternative minimum tax. The percentage of the Trust’s Managed Assets invested in private activity bonds will vary from time to time. The Trust has not established any limit on the percentage of its portfolio that may be invested in municipal securities subject to the alternative minimum tax provisions of federal tax law, and the Trust expects that a portion of the income it produces will be includable in alternative minimum taxable income. Common shares therefore would not ordinarily be a suitable investment for investors who are subject to the federal alternative minimum tax or who would become subject to such tax by purchasing common shares. The suitability of an investment in our common shares will depend upon a comparison of the after-tax yield likely to be provided from the Trust with that from comparable tax- exempt investments not subject to the alternative minimum tax, and from comparable fully taxable investments, in light of each such investor’s tax position.

The Trust seeks to return $25.00 per common share to holders of common shares on or about September 30, 2037 (when the Trust will terminate unless (i) a majority of the Trust’s Board and 75% of the outstanding shares of the Trust approve an amendment to the Trust’s Amended and Restated Agreement and Declaration of Trust to extend the Trust’s termination date or (ii) 80% of the Trust’s Board approves an earlier termination date) by actively managing its portfolio of municipal obligations, which will have an

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Investment Objectives, Policies and Risks  (continued)

average final maturity on or about such date, and by retaining each year a percentage of its net investment income, but continuing to maintain its status as a regulated investment company for federal income tax purposes. The purpose of retaining a portion of the net investment income is to enhance the Trust’s ability to return to investors $25.00 per common share outstanding upon the Trust’s termination. Such retained net investment income will generally serve to increase the net asset value of the Trust. However, if the Trust realizes any capital losses on dispositions of securities that are not offset by capital gains on the disposition of other securities, the Trust may return less than $25.00 for each common share outstanding at the end of the Trust’s term. In addition, the leverage used by the Trust may increase the possibility of incurring capital losses and the difficulty of subsequently incurring capital gains to offset such losses. However, the Manager believes that it will be able to manage the Trust’s assets so that the Trust will not realize capital losses which are not offset by capital gains over the life of the Trust on the disposition of its other assets and retained net investment income. Although neither the Manager nor the Trust can guarantee these results, their achievement should enable the Trust, on or about September 30, 2037, to have available for distribution to holders of its common shares $25.00 (or more) for each common share then outstanding. There is no assurance that the Trust will be able to achieve its investment objective of returning $25.00 per common share to holders of common shares on or about September 30, 2037.

After the initial investment period, the Trust intends to actively manage the maturity of its securities, which are expected to have a dollar weighted average effective maturity approximately equal to the Trust’s maturity date of or about September 30, 2037. As a result, over time the maturity of the Trust’s portfolio is expected to shorten in relation to the remaining term of the Trust.

Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of municipal securities for investment by the Trust. The Trust does not intend to invest in municipal securities the income from which is subject to regular federal income tax; however, to the extent that the Trust does invest in such securities, a portion of your dividends would be subject to regular federal income tax. The Trust ordinarily does not intend to realize significant investment income not exempt from regular federal income tax. From time to time, the Trust may realize taxable capital gains.

During temporary defensive periods, including the period during which the net proceeds of this offering are being invested, and in order to keep the Trust’s cash fully invested, the Trust may invest up to 100% of its total assets in liquid, short-term investments, including high quality, short-term securities that may be either tax-exempt or taxable. The Trust may not achieve its investment objectives under these circumstances. The Trust intends to invest in taxable short-term investments only if suitable tax-exempt short-term investments are not available at reasonable prices and yields. If the Trust invests in taxable short-term investments, a portion of your dividends would be subject to regular federal income tax.

Leverage: The Trust may use leverage to seek to achieve its investment objectives. The Trust’s use of leverage may increase or decrease from time to time in its discretion and the Trust may, in the future, determine not to use leverage. The Trust may utilize leverage for investment purposes by investing in residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds, in an amount up to 33 1/3% of its Managed Assets (50% of its net assets). In addition, the Trust may utilize leverage for investment purposes through the issuance of preferred shares, subject to market conditions being conducive to the successful implementation of a leveraging strategy through the issuance of preferred shares.

Although it has no present intention to do so, the Trust reserves the right to borrow money from banks or other financial institutions, or issue debt securities in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities.

The Trust may enter into derivative transactions that have leverage embedded in them.

The Trust may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.

Under normal market conditions, the Trust’s use of leverage, subject to the limitations set forth in the Investment Company Act of 1940, as amended (the “Investment Company Act”), from any combination of (i) borrowings (including by investing in TOB Residuals) or the issuance of debt securities, (ii) the issuance of preferred shares, and (iii) derivative instruments with embedded leverage for investment purposes, will not exceed 50% of the Trust’s Managed Assets (100% of its net assets) (the “50% Policy”). The Trust’s use of derivative instruments with embedded leverage for hedging purposes will not be subject to the 50% Policy.

Risk Factors

This section contains a discussion of the general risks of investing in the Trust. The net asset value and market price of, and dividends paid on, the common shares will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there can be no guarantee that the Trust will meet its investment objective or that the Trust’s performance will be positive for any period of time. The order of the below risk factors does not indicate the significance of any particular risk factor.

Investment and Market Discount Risk: An investment in the Trust’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Trust’s common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and the Trust should not be treated as a trading vehicle. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Trust’s net asset value could decrease as a result of its investment activities. At any point in time an investment in the Trust’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Trust. During periods in which the Trust may use leverage, the Trust’s investment, market discount and certain other risks will be magnified.

Limited Term Risk: The Trust will terminate on or about September 30, 2037 in accordance with the terms of its Amended and Restated Agreement and Declaration of Trust, unless (i) a majority of the Trust’s Board and 75% of the outstanding shares of the Trust approve an amendment to the Trust’s Amended and Restated Agreement and Declaration of Trust to extend the Trust’s termination date or (ii) 80% of the Trust’s Board approves an earlier termination date. The Trust seeks to return $25.00 per common share (the initial public offering price per common share) to holders of common shares on or about September 30, 2037. The Trust’s limited term may cause it to sell securities

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Investment Objectives, Policies and Risks  (continued)

when it otherwise would not, which could cause the Trust’s returns to decrease and the market price and/or net asset value of the common shares to fall. As the Trust approaches its termination date, the Manager may need to reinvest the proceeds from sold, matured or called securities into securities with shorter maturity dates and lower yields, or hold the proceeds in cash or cash equivalents, which may adversely affect the performance of the Trust or the Trust’s ability to maintain its dividend.

Non-Diversification Risk: The Trust is a non-diversified fund. Because the Trust may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.

Debt Securities Risk: Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

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Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

The Trust may be subject to a greater risk of rising interest rates due to the recent period of historically low interest rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Trust’s investments would be expected to decrease by 10%.

(Duration is a measure of the price sensitivity of a debt security or portfolio of debt securities to relative changes in interest rates.) The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Trust’s investments will not affect interest income derived from instruments already owned by the Trust, but will be reflected in the Trust’s net asset value. The Trust may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Trust management.

To the extent the Trust invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Trust) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Trust to the extent that it invests in floating rate debt securities.

These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Trust to sell assets at inopportune times or at a loss or depressed value and could hurt the Trust’s performance.

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Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Trust’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

•	Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

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Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Trust may have to invest the proceeds in securities with lower yields.

Municipal Securities Risks: Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

•	General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

•	Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

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Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. The Trust’s investments may consist of private activity bonds that may subject certain shareholders to an alternative minimum tax.

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Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

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Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Trust may lose money.

•

Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

I N V E S T M E N T O B J E C T I V E S , P O L I C I E S A N D R I S K S	25

Investment Objectives, Policies and Risks  (continued)

•

Tax-Exempt Status Risk — The Trust and its investment manager will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal bonds and payments under derivative securities. Neither the Trust nor its investment manager will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Trust and its shareholders to substantial tax liabilities.

Taxability Risk: The Trust intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for U.S. federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Trust’s acquisition of the securities. In that event, the treatment of dividends previously paid or to be paid by the Trust as “exempt interest dividends” could be adversely affected, subjecting the Trust’s shareholders to increased U.S. federal income tax liabilities. Alternatively, the Trust might enter into an agreement with the IRS to pay an agreed upon amount in lieu of the IRS adjusting individual shareholders’ income tax liabilities. If the Trust agrees to enter into such an agreement, the Trust’s yield could be adversely affected. Further, shareholders at the time the Trust enters into such an agreement that were not shareholders when the dividends in question were paid would bear some cost for a benefit they did not receive. Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of municipal securities for investment by the Trust. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to U.S. federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Trust from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Trust.

Insurance Risk: Insurance guarantees that interest payments on a municipal security will be made on time and that the principal will be repaid when the security matures. However, insurance does not protect against losses caused by declines in a municipal security’s value. The Trust cannot be certain that any insurance company will make the payments it guarantees. If a municipal security’s insurer fails to fulfill its obligations or loses its credit rating, the value of the security could drop.

Junk Bonds Risk: Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Trust.

Economic Sector and Geographic Risk: The Trust may invest 25% or more of its Managed Assets in municipal securities of issuers in the same state (or U.S. Territory) or in the same economic sector. If the Trust does so, this may make it more susceptible to adverse economic, political or regulatory occurrences affecting a particular state or economic sector. As concentration increases, so does the potential for fluctuation in the net asset value of the Trust’s common shares.

Leverage Risk: The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares.

The Trust cannot assure you that the intended use of leverage will result in a higher yield on the common shares. There can be no assurance that the Trust’s intended leveraging strategy will be successful. The Trust’s use of leverage may increase or decrease from time to time in its discretion and the Trust may, in the future, determine not to use leverage.

The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. The Trust cannot assure you that the use of leverage will result in a higher yield on the common shares. Any leveraging strategy the Trust employs may not be successful.

Leverage involves risks and special considerations for common shareholders, including:

•	the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates or dividend rates on any leverage that the Trust must pay will reduce the return to the common shareholders;

•

the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Trust were not leveraged, which may result in a greater decline in the market price of the common shares;

•	leverage may increase operating costs, which may reduce total return.

Any decline in the net asset value of the Trust’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Trust’s portfolio declines, leverage will result in a greater decrease in net asset value to the holders of common shares than if the Trust were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.

Tender Option Bonds Risk: The Trust’s participation in tender option bond transactions may reduce the Trust’s returns and/or increase volatility. Investments in tender option bond transactions expose the Trust to counterparty risk and leverage risk. An investment in a tender option bond transaction typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on TOB Residuals will bear an inverse relationship to short-term municipal security interest rates. Distributions on TOB Residuals paid to the Trust will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. TOB Residuals generally will underperform the market for fixed rate municipal securities in a rising interest rate environment. The Trust may invest special purpose trusts formed for the purpose of holding municipal bonds contributed by one or more funds (“TOB Trusts”) on either a non-recourse or recourse basis. If the Trust invests in a TOB Trust on a recourse basis, it could suffer losses in excess of the value of its TOB Residuals.

Illiquid Investments Risk: The Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Trust may not be able to readily dispose of such investments at prices that approximate those at which the Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing

26	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Investment Objectives, Policies and Risks  (continued)

transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Trust’s net asset value and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage-related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Investment Companies and ETFs Risk: Subject to the limitations set forth in the Investment Company Act, and the rules thereunder, the Trust may acquire shares in other investment companies and in exchange-traded funds (“ETFs”), some of which may be affiliated investment companies. The market value of the shares of other investment companies and ETFs may differ from their net asset value. As an investor in investment companies and ETFs, the Trust would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses (to the extent not offset by the Manager through waivers). As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies and ETFs (to the extent not offset by the Manager through waivers).

The securities of other investment companies and ETFs in which the Trust may invest may be leveraged. As a result, the Trust may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Trust to higher volatility in the market value of such securities and the possibility that the Trust’s long-term returns on such securities (and, indirectly, the long-term returns of shares of the Trust) will be diminished.

As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. To the extent the Trust is held by an affiliated fund, the ability of the Trust itself to hold other investment companies may be limited.

Derivatives Risk: The Trust’s use of derivatives may increase its costs, reduce the Trust’s returns and/or increase volatility. Derivatives involve significant risks, including:

•

Leverage Risk — The Trust’s use of derivatives can magnify the Trust’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.

•

Market Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The Trust could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, the Manager may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Trust’s derivatives positions to lose value.

•

Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will be unable or unwilling to fulfill its contractual obligation, and the related risks of having concentrated exposure to such a counterparty.

•

Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Trust to sell or otherwise close a derivatives position could expose the Trust to losses and could make derivatives more difficult for the Trust to value accurately.

•	Operational Risk — The use of derivatives includes the risk of potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.

•	Legal Risk — The risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

•

Volatility and Correlation Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Trust’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

•

Valuation Risk — Valuation for derivatives may not be readily available in the market. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

•

Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Trust’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.

•

Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Trust realizes from its investments.

•

Regulatory Risk — Derivative contracts are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, with respect to uncleared swaps, swap dealers are required to collect variation margin from the Trust and may be required by applicable regulations to collect initial margin from the Trust. Both initial and variation margin may be comprised of cash and/or securities, subject to applicable regulatory haircuts. Shares of investment companies (other than certain money market funds) may not be posted as collateral under applicable regulations. In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Trust, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to derivatives, as well as regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of other derivatives, may increase the costs and risks to the Trust of trading in these instruments and, as a result, may affect returns to investors in the Trust.

I N V E S T M E N T O B J E C T I V E S , P O L I C I E S A N D R I S K S	27

Investment Objectives, Policies and Risks  (continued)

Market Risk and Selection Risk: Market risk is the risk that one or more markets in which the Trust invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Trust and its investments. Selection risk is the risk that the securities selected by Trust management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

An outbreak of an infectious coronavirus (COVID-19) that was first detected in December 2019 developed into a global pandemic that has resulted in numerous disruptions in the market and has had significant economic impact leaving general concern and uncertainty. Although vaccines have been developed and approved for use by various governments, the duration of the pandemic and its effects cannot be predicted with certainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general ways that cannot necessarily be foreseen at the present time.

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Automatic Dividend Reinvestment Plan

Pursuant to BMN’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the Trust’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After BMN declares a dividend or determines to make a capital gain distribution or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts by the purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open market purchases”). The Trust will not issue any new shares under the Reinvestment Plan.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

The Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, the Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in BMN that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at computershare.com/blackrock, or in writing to Computershare, P.O. Box 43006, Providence, RI 02940-3078, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 150 Royall Street, Suite 101, Canton, MA 02021.

A U T O M A T I C D I V I D E N D R E I N V E S T M E N T P L A N	29

Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

R. Glenn Hubbard 1958	Chair of the Board (Since 2022) Trustee (Since 2022)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	70 RICs consisting of 102 Portfolios	ADP (data and information services) from 2004 to 2020; Metropolitan Life Insurance Company (insurance); TotalEnergies SE (multi-energy)

W. Carl Kester(d) 1951	Vice Chair of the Board (Since 2022) Trustee (Since 2022)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	72 RICs consisting of 104 Portfolios	None

Cynthia L. Egan 1955	Trustee (Since 2022)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	70 RICs consisting of 102 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair); Huntsman Corporation (Lead Independent Director and non Executive Vice Chair of the Board) (chemical products)

Frank J. Fabozzi(d) 1948	Trustee (Since 2022)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) from 2011 to 2022; Professor of Practice, Johns Hopkins University since 2021; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year; Adjunct Professor of Finance, Carnegie Mellon University in fall 2020 semester.	72 RICs consisting of 104 Portfolios	None

Lorenzo A. Flores 1964	Trustee (Since 2022)	Vice Chairman, Kioxia, Inc. since 2019; Chief Financial Officer, Xilinx, Inc. from 2016 to 2019; Corporate Controller, Xilinx, Inc. from 2008 to 2016.	70 RICs consisting of 102 Portfolios	None

Stayce D. Harris 1959	Trustee (Since 2022)	Lieutenant General, Inspector General, Office of the Secretary of the United States Air Force from 2017 to 2019; Lieutenant General, Assistant Vice Chief of Staff and Director, Air Staff, United States Air Force from 2016 to 2017; Major General, Commander, 22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia from 2014 to 2016; Pilot, United Airlines from 1990 to 2020.	70 RICs consisting of 102 Portfolios	The Boeing Company (airplane manufacturer)

J. Phillip Holloman 1955	Trustee (Since 2022)	President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	70 RICs consisting of 102 Portfolios	PulteGroup, Inc. (home construction); Rockwell Automation Inc. (industrial automation)

30	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Catherine A. Lynch(d) 1961	Trustee (Since 2022)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	72 RICs consisting of 104 Portfolios	PennyMac Mortgage Investment Trust

Interested Trustees(a)(e)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Robert Fairbairn 1965	Trustee (Since 2022)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	98 RICs consisting of 266 Portfolios	None

John M. Perlowski(d) 1964	Trustee (Since 2022) President and Chief Executive Officer (Since 2022)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	100 RICs consisting of 268 Portfolios	None

(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)  Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; and W. Carl Kester, 1995.

(d) Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

(e) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	31

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years

Jonathan Diorio 1980	Vice President (Since 2022)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.

Trent Walker 1974	Chief Financial Officer (Since 2022)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2022)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2022)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Janey Ahn 1975	Secretary (Since 2022)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055. (b) Officers of the Trust serve at the pleasure of the Board.

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Additional Information

Trust Certification

The Trust is listed for trading on the NYSE and have filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trust filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Environmental, Social and Governance (“ESG”) Integration

Although a Trust does not seek to implement a specific sustainability strategy unless otherwise disclosed, Trust management will consider ESG characteristics as part of the investment process for actively managed Trusts. These considerations will vary depending on a Trust’s particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. Trust management will consider such ESG characteristics it deems relevant or additive, if any, when making investment decisions for a Trust. The ESG characteristics utilized in a Trust’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. ESG characteristics are not the sole considerations when making investment decisions for a Trust. Further, investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, a Trust may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG considerations may affect a Trust’s exposure to certain companies or industries and a Trust may forego certain investment opportunities. While Trust management views ESG considerations as having the potential to contribute to a Trust’s long-term performance, there is no guarantee that such results will be achieved.

Dividend Policy

The Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Trust may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Trust for any particular month may be more or less than the amount of net investment income earned by the Trust during such month. The Trust’s current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trust does not make available copies of their Statement of Additional Information because the Trust’s shares are not continuously offered, which means that the Statement of Additional Information of the Trust has not been updated after completion of the Trust’s offerings and the information contained in the Trust’s Statement of Additional Information may have become outdated.

The following information is a summary of certain changes since the Trust’s inception. This information may not reflect all of the changes that have occurred since you purchased the relevant Trust.

Except if noted otherwise herein, there were no changes to the Trust’s charter or by-laws that would delay or prevent a change of control of the Trust that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust’s portfolios.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trust may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trust and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trust will mail only one copy of shareholder documents, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trust at (800) 882-0052.

A D D I T I O N A L I N F O R M A T I O N	33

Additional Information  (continued)

Availability of Quarterly Schedule of Investments

The Trust files their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Trust makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities and information about how the Trust voted proxies relating to securities held in the Trust’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trust on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trust. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trust and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Trust and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

34	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Currency Abbreviation

AMT	Alternative Minimum Tax

ARB	Airport Revenue Bonds

BAB	Build America Bond

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General Obligation Bonds

M/F	Multi-Family

NPFGC	National Public Finance Guarantee Corp.

RB	Revenue Bond

S/F	Single-Family

SAB	Special Assessment Bonds

VRDN	Variable Rate Demand Note

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	35

Want to know more?

blackrock.com    |    800-882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

MTTT-12/22-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi

Lorenzo A. Flores

Catherine A. Lynch

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End[3]	Current Fiscal Year End	Previous Fiscal Year End
BlackRock 2037 Municipal Target Term Trust	$28,560	N/A	$0	N/A	$14,500	N/A	$0	N/A

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,098,000	$2,032,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,098,000 and $2,032,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock 2037 Municipal Target Term Trust	$14,500	N/A

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,098,000	$2,032,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant

(a)

The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Frank J. Fabozzi

Lorenzo A. Flores

J. Phillip Holloman

Catherine A. Lynch

(b)	Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL, a copy of the Fund’s Global Corporate Governance  & Engagement Principles are attached as Exhibit 99.GLOBAL.CORP.GOV and a copy of the Fund’s Corporate Governance and Proxy Voting Guidelines for U.S. Securities are attached as Exhibit 99.US.CORP.GOV. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Phillip Soccio, CFA, Director at BlackRock, and Christian Romaglino, CFA, Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Soccio and Romaglino have been members of the registrant’s portfolio management team since 2022.

Portfolio Manager	Biography
Phillip Soccio, CFA	Director of BlackRock since 2009; Vice President of BlackRock from 2005 to 2008.
Christian Romaglino, CFA	Director of BlackRock since 2017; Portfolio Manager for the Municipal Mutual Fund Desk within BlackRock’s Global Fixed Income Group since 2017; Portfolio Manager of Brown Brothers Harriman from 2007 to 2017.

(a)(2) As of December 31, 2022:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Phillip Soccio, CFA	20	0	0	0	0	0
	$18.70 Billion	$0	$0	$0	$0	$0
Christian Romaglino, CFA	24	0	0	0	0	0
	$11.93 Billion	$0	$0	$0	$0	$0

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of the Fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of December 31, 2022:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of December 31, 2022.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Bloomberg Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock.    The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($305,000 for 2022). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of December 31, 2022.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Phillip Soccio, CFA	None
Christian Romaglino, CFA	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock 2037 Municipal Target Term Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock 2037 Municipal Target Term Trust

Date: February 23, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock 2037 Municipal Target Term Trust

Date: February 23, 2023

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock 2037 Municipal Target Term Trust

Date: February 23, 2023